                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary proxy statement         [_]  Confidential, for use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive proxy materials
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               Davox Corporation
                               -----------------
               (Name of Registrant as Specified In Its Charter)


   ________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                               DAVOX CORPORATION
                            6 TECHNOLOGY PARK DRIVE
                         WESTFORD, MASSACHUSETTS 01886

                               ________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 4, 2000

To The Stockholders of Davox Corporation:

     Notice is Hereby Given that the Annual Meeting of Stockholders of Davox Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., Boston time, on May 4, 2000, at the offices of the Company, 6 Technology Park Drive, Westford, Massachusetts to consider and vote upon proposals:

          1. To fix the number of directors constituting the Board of Directors at three and to elect a Board of Directors for the ensuing year.

          2. To approve an increase in the number of shares of Common Stock, $.10 par value, available for issuance under the Davox 1996 Stock Plan to 3,350,000 shares.

          3. To approve an increase in the number of shares of Common Stock, $.10 par value, available for issuance under the Davox 1991 Employee Stock Purchase Plan to 450,000 shares.

          4. To ratify the selection of the firm of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 2000.

          5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     Only stockholders of record at the close of business on March 24, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, however, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                        By Order of the Board of Directors,


                                        Timothy C. Maguire
                                        Secretary

Westford, Massachusetts
March 31, 2000

                               DAVOX CORPORATION
                            6 TECHNOLOGY PARK DRIVE
                         WESTFORD, MASSACHUSETTS 01886

                        _______________________________

                                PROXY STATEMENT

                        _______________________________

                                March 31, 2000

     Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Davox Corporation (the "Company" or "Davox") for use at the Annual Meeting of Stockholders to be held on May 4, 2000 at 10:00 a.m. local time at the offices of the Company, 6 Technology Park Drive, Westford, Massachusetts 01886.

     Only stockholders of record as of March 24, 2000 (the "Record Date") will be entitled to vote at the meeting and any adjournments thereof. As of that date, 14,556,094 shares of Common Stock, $.10 par value, of the Company were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised or by delivering a later executed proxy to the Secretary of the Company at any time before the original proxy is exercised.

     An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1999, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 73, 2000.

     The persons named as attorneys in the proxy card are directors and/or officers of the Company. All properly executed proxies returned in time to be counted at the meeting will be voted as stated below under "Election of Directors." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy. In addition to the election of directors, the stockholders will consider and vote upon (i) a proposal to amend the Company's 1996 Stock Plan (the "1996 Stock Plan") to increase the number of shares of Common Stock authorized for issuance pursuant to the 1996 Stock Plan, (ii) a proposal to amend the Company's 1991 Employee Stock Purchase Plan (the "1991 Stock Plan") to increase the number of shares of Common Stock authorized for issuance pursuant to the 1991 Stock Plan and (iii) a proposal to ratify the selection of auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

     The representation in person or by proxy of at least a majority of all shares of Common Stock issued, outstanding and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as director, as well as abstentions and broker "non-votes" with respect to all other matters being submitted to stockholders, are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on each such matter is required for approval; therefore, abstentions will have the practical effect of voting against each such matter since they are included in the number of shares present and voting on each such matter. However, broker "non-votes" are not considered shares entitled to vote and therefore will have no impact on the outcome of the vote.

     The Board of Directors of the Company knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

                MANAGEMENT AND PRINCIPAL STOCKHOLDERS OF DAVOX

     The following table sets forth, as of March 24, 2000 (except as noted below), certain information regarding the ownership of shares of the Company's Common Stock by (i) each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, (ii) each Director and nominee of the Company, (iii) each Named Officer (as defined below) and (iv) all Directors, nominees and Executive Officers as a group:

Name and Address of                      Amount and Nature of
Beneficial Owner                       Beneficial Ownership (1)   Percent of Class
----------------------------           ------------------------   ----------------
Entities associated with                             692,200(2)           5.1%
Amvescap PLC
1315 Peachtree Street, N.E.
Atlanta, GA  30309

Entities and an individual                         1,058,750(3)           7.8%
associated with
Kopp Investment Advisors, Inc.
7701 France Avenue South
Suite 500
Edina, MN 55435

Entities associated with                           1,348,525(4)          10.0%
Neuberger Berman, Inc.
605 Third Ave.
New York, NY 10158-3698

Alphonse M. Lucchese                                 597,705(5)           4.2%

R. Scott Asen                                        542,341(6)           4.0%

Michael D. Kaufman                                   307,550(7)           2.3%

John J. Connolly                                      73,898(8)            *

Joseph R. Coleman                                     68,463(9)            *

Douglas W. Smith                                     112,669(10)           *

Mark Donovan                                          69,876(11)           *

All Directors, Nominees and Executive              1,830,366(12)         12.6%
 Officers as a group (11 Persons)

______________________________

*    Less than 1.0%.

(1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to the shares. Includes all shares which the named person has the right to acquire within 60 days following March 24, 2000.

(2) This information is as of December 31, 1999 and is based on a Schedule 13G dated February 3, 2000 filed by Amvescap PLC.

(3) This information is as of December 31, 1999 and is based on a Schedule 13G dated February 4, 2000 filed by Kopp Investment Advisors, Inc.

(4) This information is as of December 31, 1999 and is based on a Schedule 13G dated January 31, 2000 filed by Neuberger Berman, Inc.

(5) Includes 597,705 shares subject to options held by Mr. Lucchese exercisable within 60 days of March 24, 2000.

(6) Includes 20,000 shares owned by Asen and Co. f/b/o SDFJ, Inc., 10,000 shares held by a company to which Mr. Asen, a Director of the Company, provides certain advisory services and 2,500 shares held by the IRA of an individual to whom Mr. Asen provides certain advisory services, all of such shares as to which Mr. Asen disclaims beneficial ownership. Also includes 487,341 shares individually owned by Mr. Asen and 22,500 shares subject to options held by Mr. Asen that are exercisable within 60 days of March 24, 2000.

(7) Includes 150,000 shares held by MK Global Ventures, 5,000 shares held by MK GVS Fund, 3,999 shares held by MK Global Management and 4,694 shares held by MK GVS Management. Mr. Kaufman, a Director of the Company, is the sole general partner of the sole general partner of each of MK Global Ventures and MK GVS Fund. Mr. Kaufman disclaims beneficial ownership of all shares held by MK Global Ventures, MK GVS Fund, MK Global Management and MK GVS Management. Also includes 121,357 shares individually owned by Mr. Kaufman and 22,500 shares subject to options held by Mr. Kaufman that are exercisable within 60 days of March 24, 2000.

(8) Includes 73,898 shares subject to options held by Mr. Connolly exercisable within 60 days of March 24, 2000.

(9) Includes 63,187 shares subject to options held by Mr. Coleman exercisable within 60 days of March 24, 2000.

(10) Includes 55,919 shares subject to options held by Mr. Smith exercisable within 60 days of March 24, 2000.

(11) Includes 64,376 shares subject to options held by Mr. Donovan exercisable within 60 days of March 24, 2000.

(12) Includes 946,336 shares subject to options held by officers and Directors which are exercisable within 60 days of March 24, 2000. Also includes shares held by entities associated with Messrs. Asen and Kaufman as described in footnotes 6 and 7 respectively.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS


     The directors of Davox are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and shall have qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director or for all directors will be voted (unless one or more nominees are unable to serve) for fixing the number of directors for the ensuing year at three and for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

Board of Directors Meetings and Committees

     The Board of Directors met eight times, and took actions by written consent seven times, during the year ended December 31, 1999. The Audit Committee of the Board of Directors, of which R. Scott Asen and Michael D. Kaufman are members, oversees the accounting and tax functions of Davox, including matters relating to the appointment and activities of Davox's independent auditors. The Audit Committee met once during the year ended December 31, 1999. The Compensation Committee of the Board of Directors, of which R. Scott Asen and Michael D. Kaufman are members, reviews and makes recommendations concerning executive compensation. The Compensation Committee met three times, and took action by written consent two times, during the year ended December 31, 1999. The Davox Board does not currently have a standing nominating committee. Walter J. Levison, a former director of the Company, was a member of the Audit Committee and the Compensation Committee during the year ended December 31, 1999. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of all Committees on which he serves.


                           OCCUPATIONS OF DIRECTORS

     The following table sets forth the nominees for Director, their ages as of the Record Date and their present positions with Davox.

Name                          Age                 Position
---                           ---                 --------
Alphonse M. Lucchese           64     President, Chairman of the Board of
                                     Directors and Chief Executive Officer
Michael D. Kaufman (1)(2)      58                 Director
R. Scott Asen (1)(2)           55                 Director

___________________

(1)  Member of Compensation Committee

(2)  Member of Audit Committee

     The By-Laws of the Company provide that Board of Directors shall be elected annually. Officers are elected by, and serve at the discretion of, the Board of Directors.

     Mr. Lucchese has served as President of the Company since May 4, 1999, Chief Executive Officer of the Company since July 1, 1994 and has served as a Director and Chairman of the Board of Directors since August 9, 1994. In addition, Mr. Lucchese served as President of the Company from

July 1, 1994 until January 12, 1998. Prior to his employment with the Company, Mr. Lucchese was President and Chief Executive Officer of Iris Graphics, Inc., a manufacturer of high quality color printers, from 1987 until 1994.

     Mr. Kaufman has been a Director of the Company since 1982. Since 1987, Mr. Kaufman has served as the managing general partner of MK Global Ventures and MK GVS Fund, each of which is an investment company and a stockholder of the Company, and MK Global Ventures II, also an investment company. Mr. Kaufman currently serves as a director of DISC, Inc., Human Phermone Sciences, Inc. (formerly Erox Corp.), Hypermedia Communications, Inc., Asante Technologies, Inc. and Syntellect, Inc.

     Mr. Asen has been a Director of the Company since April 1992. Mr. Asen has been President of Asen & Co., Inc., an investment management firm, since 1983. He is also a general partner of Pioneer Associates, L.P. and Pioneer IV, L.P., each a venture capital fund, a general partner of AB Associates, LP and a manager-member of Pioneer III-A, LLP and Pioneer III-B, LLP, each an investment management entity. Mr. Asen currently serves as a director of Barringer Laboratories, Inc..

Director Compensation

     All Non-employee Directors are compensated at a rate of $1,200 per meeting of the Board of Directors attended and $500 per meeting of the Audit or Compensation Committees attended, plus normal travel expenses incurred in connection with attendance at such meetings. All Non-employee Directors are also compensated on an annual basis at the rate of $8,000. Non-employee Directors are also entitled to receive stock options pursuant to the 1988 Non-employee Director Stock Option Plan.

     Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of all the nominees named above. The the election of directors will be determined by a plurality of the votes cast at the Annual Meeting. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of another person.

                      COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

     The following table shows compensation information with respect to services rendered to the Company in all capacities during the years ended December 31, 1999, 1998 and 1997 for (i) the individual who served as the Chief Executive Officer as of December 31, 1999 and (ii) the other four most highly compensated executive officers of the Company (collectively with the Chief Executive Officer, the "Named Officers"):

                          Summary Compensation Table

                                                                            Long Term
                                               Annual Compensation (1)  Compensation (2)
                                               -----------------------  ----------------
                                                                             Awards
                                                                        ----------------
                                                                           Securities
                                                                           Underlying     All Other
Name and                                                                  Options(4)/    Compensation
Principal Position                     Year     Salary ($)  Bonus ($)(3)    SARs (#)         ($)
-----------------------------------------------------------------------------------------------------
Alphonse M. Lucchese.................  1999      354,168      205,957       100,000/0        0
   President, Chairman and             1998      345,000      125,260               0        0
   Chief Executive Officer             1997      330,000      230,672       299,999/0        0

Douglas W. Smith.....................  1999      201,670       97,761        10,000/0        0
   Senior Vice President -
   International Operations            1998      175,000       51,993        20,000/0        0
   International Operations            1997      160,000       93,201        59,999/0        0

John J. Connolly.....................  1999      184,167       44,636        10,000/0        0
   Senior Vice President - Finance     1998      171,250       25,552        10,000/0        0
    and Chief Financial Officer        1997      156,250       45,508        59,999/0        0

Joseph R. Coleman....................  1999      175,385      103,561        20,000/0        0
   Senior Vice President - North       1998      131,669       37,417(5)     80,000/0        0
    American Sales                     1997       86,786      174,405(6)     47,500/0        0

Mark Donovan.........................  1999      184,167       44,636        10,000/0        0
   Senior Vice President --            1998      166,250       21,795        60,000/0        0
    Customer Service and Operations    1997      132,000       30,756        29,999/0        0

____________________

(1) Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2) The Company did not grant any restricted stock awards or stock appreciation rights ("SARs") or make any long term incentive plan payouts during the fiscal years ended December 31, 1999, 1998 and 1997.

(3) Indicates bonus payments earned by the Named Officers in the year indicated, for services rendered in such year, some of which were paid in the next subsequent year.

(4) Reflects the stock split effected by the Company on May 28, 1997.

(5) Includes amounts earned as Director of Inbound Products and Senior Director of Inbound Products, as well as Vice President of North American Sales.

(6) Includes amounts earned as Regional Vice President, Sales and Director of Inbound Products and commissions and bonuses earned as a Senior Marketing Representative.

Options/SAR Grants in Last Fiscal Year

Shown below is information with respect to options to purchase the Company's Common Stock granted to the Named Officers during the fiscal year ended December 31, 1999 under the Company's stock option plans. No stock appreciation rights were granted to these individuals during such year.


                               Individual Grants

                             Number of       Percent of Total
                             Securities        Options/SARs                                         Potential Realizable Value at
                             Underlying         Granted To         Exercise of                      Assumed Annual Rates Of Stock
                            Option/SARs        Employees In         Base Price                   Price Appreciation for Option Term
                            Granted (#)         Fiscal Year           ($/Sh)     Expiration Date      5% ($)            10% ($)
                            --------------------------------------------------------------------------------------------------------
Alphonse M. Lucchese         100,000/0              11.16%           14.63      October 21, 2009     828,133           2,184,950

Douglas W. Smith              10,000/0               1.12%           14.63      October 21, 2009      82,813             218,495

John J. Connolly              10,000/0               1.12%            8.56      January 26, 2009      50,795             131,601

Joseph R. Coleman             10,000/0               1.12%           14.63      October 21, 2009      82,813             218,495

                              10,000/0               1.12%           21.75      December 23, 2009    120,496             320,702
Mark Donovan                  10,000/0               1.12%            8.56      January 26, 2009      50,795             131,601

Option Exercises and Year-End Values

     Shown below is information with respect to (i) exercises of stock options of the Named Officers during the fiscal year ended December 31, 1999 and (ii) unexercised options outstanding at December 31, 1999 and the value of such unexercised in-the-money options at December 31, 1999.


 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option
                                     Values

                                                       Number of Unexercised        Value of Unexercised
                             Shares                       Options/SARs at               In-the-money
                            Acquired                     December 31, 1999             Options/SARs at
                               On         Value                (#)                (December 31, 1999 ($)(2)
Name                       Exercise(#)  Realized($)  Exercisable  Unexercisable  Exercisable   Unexercisable
-------------------------  ----------   ----------   -----------  -------------  ------------  -------------
Alphonse M. Lucchese                0            0       547,705        212,501  6,366,910.89     500,000.00
Douglas W. Smith               56,750   683,727.47        44,668         47,502     71,446.54     151,718.75
John J. Connolly                    0            0        73,897         38,752    607,516.19     113,671.87
Joseph R. Coleman                   0            0        50,810         98,189    135,835.06     438,484.37
Mark Donovan                        0            0        51,875         57,499    165,000.00      96,796.87

_______________________

(1) Options granted to the Named Officers become fully vested immediately prior to the merger, consolidation, liquidation or sale of substantially all of the assets of the Company and terminate immediately after the effective date of such merger, consolidation, liquidation or sale.

(2) Value is based on the difference between the option exercise price and the fair market value of the Company's Common Stock on December 31, 1999 ($19.63 per share, the last reported sales price of the Company's Common Stock on the Nasdaq National Market System on December 31, 1999) multiplied by the number of shares underlying the option.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


     The Company's executive compensation program is administered by the two member Compensation Committee of the Board of Directors (the "Compensation Committee"). The two members of the Compensation Committee are non-employee Directors. Pursuant to the authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of the Chief Executive Officer, and together with the Chief Executive Officer, establishes the compensation of the other executive officers of the Company.

     Under the supervision of the Compensation Committee, the Company developed and implemented the 1999 Management Compensation Plan for the Chief Executive Officer and certain of the executive officers of the Company (the "Plan"). The Plan is designed to reward executive officers whose performance yields improvement in corporate operating results, market share and shareholder value. The ultimate goal of the Plan is to align the interests of management with those of the stockholders. Compensation under the Plan is comprised of cash compensation in the form of annual base salary, incentive compensation in the form of performance-based cash bonuses, and long-term incentive compensation in the form of stock options.

     In setting cash compensation levels for executive officers (including the Chief Executive Officer), the Compensation Committee takes into account such factors as: (i) the Company's past financial performance and future expectations, (ii) the general and industry-specific business environment and
(iii) corporate and individual performance goals. The base salaries are established at levels comparable to the amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies located in the northeastern United States of similar size and engaged in a similar business to that of the Company.

     Incentive compensation in the form of performance-based bonuses for the Chief Executive Officer and the Company's other executive officers is based upon management's success in meeting the Company's financial and strategic goals as well as meeting individual performance goals. Target levels of revenue and net income were set at the time the Plan was established and bonuses were allocated to the Chief Executive Officer and certain other executive officers contingent upon the achievement of the target levels.

     Mr. Alphonse Lucchese is the President, Chief Executive Officer and a Director of the Company. His fiscal 1999 performance was evaluated on the basis of the factors described above applicable to officers generally. His base salary was based on a number of factors, including the base salaries of executives performing similar functions for peer companies. The annual bonus component, as well as his salary, reflect the Company's financial performance, the continued introduction and commercialization of new products and progress toward achieving business goals and the achievement by Mr. Lucchese of non-financial goals. In assessing Mr. Lucchese's performance for fiscal 1999, the Compensation Committee took into account the degree to which the financial and non-financial goals on which his compensation was based had been achieved.

     Incentive compensation in the form of stock options is designed to provide long term incentives to executive officers and other employees, to encourage the executive officers and other employees to remain with the Company and to enable optionees to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The Compensation Committee grants stock options to the Company's executive officers in consideration of the strategic goals and direction of the Company. The Company's 1996 Stock Plan (the "1996 Stock Plan"), administered by the Board of Directors, is the vehicle for the granting of stock options.

     The 1996 Stock Plan permits the Board of Directors to grant stock options to eligible employees, including executive officers. Options become exercisable in increments over time, contingent upon continued employment. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time.

     The Company also maintains the 1991 Employee Stock Purchase Plan (the "1991 Stock Plan") in which all executives may participate on the same terms as non-executive employees who meet applicable eligibility criteria. The 1991 Stock Plan provides for the sale of shares of the Company's Common Stock to employees (as defined in the 1991 Stock Plan) of the Company pursuant to non-transferable options at less than fair market value. Employees who own 5% or more of the Common Stock of the Company and non-employee directors are not eligible to participate in the 1991 Stock Plan. As of March 24, 2000, 141,968 shares of Common Stock had been issued under the 1991 Stock Plan.

     In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Company's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

     The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving this goal.

This report has been submitted by the members of the Compensation Committee:


                                 R. Scott Asen

                               Michael D. Kaufman

                               PERFORMANCE GRAPH


     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock for the five fiscal years ended December 31, 1999, with the cumulative total return on (i) the Nasdaq Market Index and (ii) a broad peer group index prepared by Media General consisting of Nasdaq listed companies grouped under SIC Code 7373, Computer Integrated Systems Design. The comparison assumes $100 was invested on December 30, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.


    Comparison of Five Year Cumulative Total Return Among Davox Corporation,
                    Nasdaq Market Index and Peer Group Index



------------------------------------------------------------------------------------
                          12/30/94  12/29/95  12/31/96  12/31/97  12/31/98  12/31/99
------------------------------------------------------------------------------------
Davox Corporation           100.00    220.93    767.45    910.02    212.69    547.40
Nasdaq Market Index         100.00    129.71    161.18    197.16    278.08    490.46
Peer Group Index            100.00    161.26    171.16    204.54    445.54   1015.23
------------------------------------------------------------------------------------

The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, a source believed to be reliable; however, the Company is not responsible for any errors or omissions in such information.

                             SEVERANCE ARRANGEMENTS

     Pursuant to the terms of an agreement between the Company and Alphonse M. Lucchese, if Mr. Lucchese is terminated due to an economic layoff, a downsizing or merger that eliminates his position or a reorganization or merger that would require Mr. Lucchese to relocate, then the Company shall continue to provide Mr. Lucchese with medical benefits for a period of twelve months and the Company shall pay Mr. Lucchese twelve monthly severance payments totaling the greater of
(i) Mr. Lucchese's annual base salary in the year of termination or (ii) Mr. Lucchese's prior year base salary plus any bonus earned in the prior year. The Company will not be obligated to make any future payments if Mr. Lucchese assumes new employment within twelve months from the date of his termination of employment.

     Pursuant to the terms of an agreement between the Company and John Connolly, if Mr. Connolly is terminated for reasons other than for cause, then the Company shall continue Mr. Connolly's base salary and medical benefits until the earlier of (i) twelve months from the date of such termination of employment or (ii) Mr. Connolly assumes new employment.

     Pursuant to the terms of agreements between the Company and each of Joseph Coleman, Mark Donovan and Douglas Smith (each, an "executive"), if the executive is terminated due to an economic layoff, a downsizing that eliminates his position or a reorganization that would require the executive to relocate, then the Company shall continue the executive's base salary and medical benefits until the earlier of (i) six months from the date of the executive's termination of employment or (ii) the executive assumes new employment.


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF THE COMPANY

     The Company has adopted a policy that all transactions between the Company and its officers, directors, principal stockholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any loans by the Company to officers, directors, principal stockholders and their affiliates must be approved by a majority of the outside independent and disinterested directors. Mr. Paul Lucchese, Esq., son of Mr. Alphonse M. Lucchese, is General Counsel of the Company and received approximately $125,000 in compensation during the fiscal year ended December 31, 1999.


                                  PROPOSAL II

                     PROPOSAL TO AMEND THE 1996 STOCK PLAN

     The 1996 Stock Plan was adopted by the Company's Board of Directors in July 1996 and was approved by the Company's stockholders in April 1997. A maximum of 900,000 shares (as adjusted in connection with the stock split effected by the Company in May 1997) of Common Stock were originally reserved for issuance under the 1996 Stock Plan upon the exercise of options or in connection with awards of stock of the Company or the opportunity to make direct stock purchases of shares of the Company. At the Company's 1998 Annual Meeting of Stockholders held on May 6, 1998, the Company's stockholders approved a proposal to increase the total number of shares authorized for issuance pursuant to the 1996 Stock Plan to 1,950,000 shares. At the Company's 1999 Annual Meeting of Stockholders held on May 4, 1999, the Company's Stockholders approved a proposal to increase the total number of shares authorized for issuance pursuant to the 1996 Stock Plan to 2,7000,000 shares. The Board of Directors has approved and recommended to the stockholders that they approve an increase in the number of shares authorized for issuance pursuant to the 1996 Stock Plan by 650,000 shares to 3,350,000 shares.

     The Company's management relies on stock options as essential parts of the compensation packages necessary for the Company to attract and retain experienced officers and employees. The Board of Directors believes that the proposed increase in the number of shares available under the 1996 Stock Plan is essential to permit the Company's management to continue to provide long-term, equity-based incentives to present and future key employees.

     The following table sets forth as of March 24, 2000 all options granted under the 1996 Stock Plan since its inception to (i) each of the Named Officers,
(ii) each person who has received five percent or more of the stock options granted under the 1996 Stock Plan, (iii) all current executive officers of the Company as a group and (iv) all employees, excluding executive officers, of the Company as a group. Non-employee directors of the Company are not eligible to receive stock options under the 1996 Stock Plan and no non-employee director has been granted stock options under the 1996 Stock Plan since its inception.
Future awards are in the discretion of the Board of Directors and cannot be determined at this time.

                                                                          Number of Shares
                                                                     Represented by Options (1)
                                                                 ----------------------------------
     Alphonse M. Lucchese*                                                          399,999
       President, Chairman and Chief Executive Officer
     John J. Connolly                                                                79,999
       Senior Vice President - Finance and Chief Financial
       Officer
     Mark Donovan                                                                   109,999
       Senior Vice President - Customer Service
       and Operations
     Douglas W. Smith                                                                89,999
       Senior Vice President - International Operations
     Joseph R. Coleman*                                                             147,500
       Senior Vice President - North American Sales
     Executive Group (9 persons)                                                  1,052,495
     Non-Executive Employee Group                                                 1,463,040

______________
* Persons who have received five percent or more of the stock options granted under the 1996 Stock Plan.

(1) Options vest in eight equal semi-annual installments beginning six months after date of grant. All stock options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. The ultimate value of the options will depend on the future market value of the Company's stock, which cannot be forecast with reasonable accuracy.

Description of the 1996 Stock Plan

     The purpose of the 1996 Stock Plan is to provide incentives to directors, officers and other employees and consultants of the Company and of any present or future parent or subsidiary of the Company by providing them with opportunities to purchase stock of the Company and participate in the ownership of the Company.

     Under the 1996 Stock Plan, employees and officers of the Company may be awarded incentive stock options ("ISO" or "ISOs"), as defined in Section 422(b) of the Code, and directors (provided they are also employees), officers, employees and consultants of the Company may be granted (i) options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"), (ii) awards of stock in the Company ("Awards"), and (iii) opportunities to make direct purchases of stock in the Company ("Purchases"). ISOs, Non-Qualified Options, Awards and Purchases are sometimes collectively referred to as "Stock Rights" and ISOs and Non-Qualified Options are sometimes collectively referred to as "Options." The 1996 Stock Plan provides for the issuance of a maximum of 2,700,000 shares of Common Stock of the Company pursuant to the grant of Stock Rights. As of March 24, 2000, 473 employees (including one director who is also an employee and officer of the Company) of the Company are eligible to participate in the 1996 Stock Plan.

     The 1996 Stock Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. The Compensation Committee is currently comprised of two outside directors, Michael D. Kaufman and R. Scott Asen. Subject to the terms of the 1996 Stock Plan, the Committee has the authority to determine the persons to whom Stock Rights are granted, the exercise price per share and other terms and provisions governing the Stock Rights, including restrictions, if any, applicable to the shares of Common Stock issuable upon exercise of Stock Rights.

     Stock Rights may be granted under the 1996 Stock Plan at any time on or prior to July 24, 2006. The exercise price per share of Non-Qualified Options granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the 1996 Stock Plan cannot be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company may be organized. The exercise price per share of each ISO cannot be less than the fair market value of the Common Stock on the date of grant (or, in the case of an ISO granted to an employee holding more than ten percent of the voting stock of the Company, 110% of the fair market value of the Common Stock on the date of grant). The 1996 Stock Plan provides that each option shall expire on the date specified by the Committee, but not more than ten years from its date of grant in the case of an ISO, and five years in the case of an ISO granted to an employee or officer holding more than ten percent of the voting stock of the Company.

     Each Option granted under the 1996 Stock Plan may either be fully exercisable at the time of grant or may become exercisable in such installments as the Committee may specify. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. The Committee has the right to accelerate the date that any installment of any Option becomes exercisable (subject to the $100,000 per year limitation on the fair market value of stock subject to ISOs granted to any employee which first become exercisable in any calendar year).

     Payment of the exercise price of an Option granted under the 1996 Stock Plan may be made in cash or by check or, if authorized by the Committee in its discretion in writing at the time of grant (i) by tendering shares of Common Stock of the Company having fair market value equal as of the date of the exercise to the cash exercise price of the Option, (ii) in full or in part by a personal recourse, interest bearing note, (iii) through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option or (iv) by any combination of the above.

     The 1996 Stock Plan limits to 750,000 shares (as adjusted in connection with the stock split effected by the Company in May 1997) the number of shares of Common Stock that any employee may acquire under the 1996 Stock Plan in any one calendar year.

     Only the grantee may exercise a Stock Right; no assignments or transfers of Stock Rights are permitted except by will or by the laws of descent and distribution, or in the case of Non-Qualified Options only, pursuant to a valid domestic relations order.

     If an ISO optionee ceases to be employed by the Company other than by reason of death or disability, no further installments of his or her ISOs will become exercisable, and vested ISOs shall terminate after the passage of three months from the date of termination of employment (but no later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-Qualified Options. If an optionee ceases to be employed by the Company by reason of disability, or if an optionee dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of disability or death, by the optionee or the optionee's estate, personal representative or beneficiary, at any time within 180 days from the date of the optionee's disability or death (but not later than the specified expiration date of the ISO).

     Option holders are protected against dilution in the event of a stock dividend, stock split, consolidation, merger, recapitalization, reorganization or similar transaction. The Board of Directors may from time to time adopt amendments to the 1996 Stock Plan, certain of which are subject to stockholder approval, and may terminate the 1996 Stock Plan, at any time (although such action shall not affect options previously granted). Any shares subject to an option granted under the 1996 Stock Plan, which for any reason expire or terminate unexercised, may again be available for future option grants. Unless terminated sooner, the 1996 Stock Plan will terminate on July 24, 2006.

Certain Federal Tax Information

     The following discussion of United States federal income tax consequences of the issuance and exercise of Options and Stock Rights granted under the 1996 Stock Plan, and certain other rights granted under the 1996 Stock Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be foreign, state or local tax consequences that are not discussed herein.

     Incentive Stock Options. The following general rules are applicable under current United States federal income tax law to ISOs granted under the 1996 Stock Plan:

     1. In general, an optionee will not recognize any income upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of an ISO, and the Company will not be entitled to a federal income tax deduction upon either the grant or the exercise of an ISO.

     2.  If shares acquired upon exercise of an ISO are not disposed of within
(i) two years from the date the option was granted or (ii) one year after the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

     3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be taxed to the optionee as ordinary income in the year of such disposition.

     4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of shares acquired upon exercising an ISO, the Company generally should be entitled to a corresponding federal income tax deduction.

     5. The difference between the amount realized by an optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss.

     6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

     7. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

     8. In addition to the tax consequences described above, the exercise of an ISO may result in an "alternative minimum tax". The "alternative minimum tax" (the maximum rate is 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

     9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     Non-Qualified Stock Options. The following general rules are applicable under current federal income tax law to Non-Qualified Options granted under the 1996 Stock Plan:


     1. In general, the optionee will not recognize any income upon the grant of a Non-Qualified Option, and the Company will not be allowed a federal income tax deduction upon such grant.

     2. The optionee generally will recognize ordinary income at the time of exercise of the Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount.

     3. When the optionee sells the shares acquired through the exercise of a Non-Qualified Option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

     4. When the optionee recognizes ordinary income attributable to a Non-Qualified Option, the Company generally should be entitled to a corresponding federal income tax deduction.

     5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules apply.

     6. Special rules apply if the shares acquired upon the exercise of a Non-Qualified Option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     Awards and Purchases. The following general rules are applicable under current federal income tax law to Awards and Purchases under the 1996 Stock Plan.

     Persons receiving shares pursuant to an Award or Purchase under the 1996 Stock Plan will generally recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. The Company generally should be entitled to a corresponding federal income tax deduction. When such shares are sold, the seller generally will recognize capital gain or loss. Special rules apply if the shares acquired are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     The Board of Directors recommends a vote FOR the proposal to approve the amendment to the Company's 1996 Stock Plan.


                                  PROPOSAL III

                     PROPOSAL TO AMEND THE 1991 STOCK PLAN

     The 1991 Stock Plan was adopted by the Company's Board of Directors in April 1991 and was approved by the Company's stockholders in June 1991. A maximum of 150,000 shares (as adjusted in connection with the stock split effected by the Company in May 1997) of Common Stock were originally reserved for issuance under the 1991 Stock Plan upon the exercise of options. The Board of Directors has approved and recommended to the stockholders that they approve an increase in the number of shares authorized for issuance pursuant to the 1991 Stock Plan by 300,000 shares to 450,000 shares.

Description of the 1991 Stock Plan

     The 1991 Stock Plan provides that all employees of the Company and participating subsidiaries (including officers and directors) who work more than twenty hours per week and more than five months in any calendar year on or before the first day of the applicable offering period are eligible to participate. However, no employee who holds five percent (5%) or more of the Company's Common Stock is eligible to participate. Furthermore, no employee may be granted an option pursuant to which the employee's right to purchase Common Stock under the 1991 Stock Plan accrues at a rate which exceeds $25,000 of fair market value of such stock per year.

     The 1991 Stock Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is currently comprised of two outside directors, Michael D. Kaufman and R. Scott Asen. Subject to the terms of the 1991 Stock Plan, the Committee has the authority to adopt rules and regulations for carrying out the 1991 Stock Plan. As of March 24, 2000, 141,968 shares of Common Stock have been purchased under the 1991 Stock Plan and 8,032 remain available for purchase under the 1991 Stock Plan. Approximately 420 employees are currently eligible to participate in the 1991 Stock Plan.

     Eligible employees of the Company elect to participate in the 1991 Stock Plan by giving notice to the Company and instructing the Company to withhold a specified dollar amount from the employee's salary during the following six-month period (the periods run from January 1 to June 30 and from July 1 to December 31 and each is referred to as an "Offering Period"). On the last business day of that Offering Period, the amount withheld is used to purchase Common Stock at a price equal to 85% of the fair market value of the Common Stock on either the first day of the Offering Period or on the last day of the Offering Period, whichever is less (the "Option Exercise Price"). Fair market value is the average of the high and low sales prices of the Company's Common Stock as reported on the Nasdaq National Market System. The Company technically grants an option to each participant, on the first day of the Offering Period, to purchase, on the last day of the Offering Period, at the Option Exercise Price, that number of shares of Common Stock that his or her accumulated payroll deductions on the last day of the Offering Period will pay for at such price. The option is automatically deemed to be exercised if the employee is still a participant on the last day of the Offering Period. Participation ends automatically upon termination of employment with the Company.

     A participating employee may authorize a payroll deduction of any even dollar amount, equal to not more than 10% of his or her base pay (including commissions, if applicable), but not less than 0.5% per payroll period. Deductions from any employee's compensation may not be increased or decreased during an Offering Period. Under the 1991 Stock Plan, the number of shares purchased at the end of any Offering Period may not be more than 375 shares of Common Stock.

     An employee may withdraw from the 1991 Stock Plan, and withdraw all of the payroll deductions credited to his or her account under the 1991 Stock Plan, at any time prior to the last business day of any Offering Period. Upon such a withdrawal, the Company will refund without interest the entire remaining balance of the employee's deductions.

Certain Federal Tax Information

     The following discussion of United States federal income tax consequences of the issuance and exercise of options granted under the 1991 Stock Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be foreign, state or local tax consequences that are not discussed herein.

     The 1991 Stock Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. An employee will not recognize income on the grant or exercise of an option under the 1991 Stock Plan, and the Company will not have a deduction. If the employee does not dispose of the shares of Common Stock for at least two years from the grant of an option under the 1991 Stock Plan, the employee will realize ordinary income upon disposition (including by sale, gift or death) in an amount equal to the lesser of: (i) the excess of the fair market value of the Common Stock at the time of disposition over the Option Exercise Price, or (ii) the excess of the fair market value of the Common Stock at the time the Option was granted over the Option Exercise Price15% of the fair market value of the Common Stock on the first day of the Offering Period. Gain in excess of this amount, if any, will be taxed as long-term capital gain. If the sale price is less than the price paid, the employee will not recognize any ordinary income, and any loss that he suffers on the sale will be a capital loss. The Company will not have a deductible compensation expense as a result of the purchase of stock under the 1991 Stock Plan, unless there is a premature disposition, as described below.

     If shares purchased under the 1991 Stock Plan are sold by an employee within two years after the option is granted, then the employee will realize ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the Option Exercise Price. Any remaining gain will be treated as capital gain, which may be long or short term, depending on the time that the shares are held. If an employee does recognize ordinary income as a result of a premature disposition, a compensation deduction is allowed to the Company in an equal amount, provided the Company timely provides the recipient and the Internal Revenue Service with a form W-2 or W-2c, whichever is applicable.

     The Board of Directors recommends a vote FOR the proposal to approve the amendment to the Company's 1991 Stock Plan.

                                  PROPOSAL IV

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Arthur Andersen LLP independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2000. Arthur Andersen LLP has served as the Company's auditors since fiscal year ended December 31, 1983. It is expected that a member of the firm will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. The Board of Directors recommends a vote FOR the ratification of this selection.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of Meeting and it knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies in accordance with the judgment of the Board of Directors.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company has retained Innisfree M&A Incorporated to assist in the solicitation of proxies. The Company will bear all reasonable solicitation fees and expenses and the Company estimates that such fees and expenses should be approximately $15,000 in the aggregate.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. John Cambray, an officer of the Company, failed to file his Statement of Changes in Beneficial Ownership in a timely manner when he sold 5,000 shares of the Company's Common Stock. Mr. Cambray subsequently filed such a report that disclosed the aforementioned transaction. Jeffrey E. Anderholm, an officer of the Company, failed to file his Initial Statement of

Beneficial Ownership of Securities in a timely manner when he joined the Company in February 1999. Mr. Anderholm subsequently filed such a report. Douglas Smith, an officer of the Company, failed to file his Statement of Changes in Beneficial Ownership in a timely manner when he exercised certain options totaling 56,750 shares of the Company's Common Stock. Mr. Smith subsequently filed such a report that disclosed the aforementioned transaction. Walter Levison, a former director of the Company, failed to file his Statement of Changes in Beneficial Ownership in a timely manner in connection with several sales of the Company's Common Stock in August 1999 and December 1999. Due to Mr. Levison's death in December 1999, no such filings were made or have been made to date. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 1999 and written representations from certain Reporting Persons, the Company believes that all other Reporting Persons complied with all
Section 16(a) filing requirements in 1999.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the Company's proxy materials to be furnished to all stockholders entitled to vote at the 2001 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at the Company's principal executive offices not later than December 3, 2000. Stockholders who wish to make a proposal at the 2001 Annual Meeting - other than one that will be included in the Company's proxy materials - should notify the Company no later than February 16, 2001. If a stockholder who wishes to present a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

                               DAVOX CORPORATION

                       1991 EMPLOYEE STOCK PURCHASE PLAN



Article 1 - Purpose.
-------------------

     This 1991 Employee Stock Purchase Plan (the "Plan") is intended as an incentive to, and to encourage stock ownership by, all eligible employees of Davox Corporation (the "Company") and participating subsidiaries so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to this Plan will constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Article 2 - Administration of the Plan.
--------------------------------------

     The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

Article 3 - Eligible Employees.
------------------------------

     All employees of the Company or any of its participating subsidiaries who have completed six months of employment with the Company or any of its subsidiaries shall be eligible to receive options under this Plan to purchase the Company's Common Stock, and all eligible employees shall have the same rights and privileges hereunder. Persons who have been so employed for six months or more on the first day of any Payment Period shall receive their options as of such day. Persons who attain the status of employment for six months or more after any date on which options are granted under this Plan shall be granted options on the next date of the next succeeding Payment Period on which options are granted to all eligible employees. Directors who are not also employees of the Company shall not be eligible to receive options under this Plan. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporations, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

     For purposes of this Article 3, the term "employee" shall not include an employee whose customary employment is 20 hours or less per week or whose customary employment is for not more than 5 months in any calendar year.

Article 4 - Stock Subject to the Plan.
-------------------------------------

     The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued Common Stock, $.10 par value per share, or shares of such Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 100,000, subject to adjustment as provided in
Article 12. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

Article 5 - Payment Periods and Stock Options.
---------------------------------------------

     The six-month periods, July 1 to December 31 and January 1 to June 30, are Payment Periods during which payroll deductions will be accumulated under the Plan. Each Payment Period includes only regular pay days falling within it. The first Payment Period under the Plan may be a shortened Payment Period (i) commencing on the later to occur of July 1, 1991 or the first day of the first calendar month following effectiveness of the Form S-8 registration statement filed with the Securities and Exchange Commission covering the shares to be issued pursuant to the Plan and (ii) expiring on December 31, 1991.

     Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 250 shares, on condition that such employee remains eligible to participate in the Plan throughout such Payment Period. The participant shall be entitled to exercise such option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. In the event that the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 250 shares except for the 250-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 250 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price for each Payment Period shall be the lesser of (i) 85% of the average market price of the Company's Common Stock on the first business day of the Payment Period or (ii) 85% of the average market price of the Company's Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4. The foregoing limitation on the number of shares which may be granted in any Payment Period and the Option Price per share shall be subject to adjustment as provided in Article 12.

     For purposes of this Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Company's Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System. If the Company's Common Stock is not publicly traded at the time an option is granted under this Plan, "average market price" shall mean the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     For purposes of this Plan the term "business day" means a day on which there is trading on the NASDAQ National Market System or on the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph.

     No employee shall be granted an option which permits the employee's right to purchase Common Stock under the Plan and under all other Section 423(b) employee stock purchase plans of the Company or any parent or subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

Article 6 - Exercise of Option.
------------------------------

     Each eligible employee who continues to be a participant in the Plan on the last business day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will pay for at the Option Price, subject to the 250-share limit of the option. If a participant is not an employee on the last business day of a Payment Period, he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in an employee's account at the end of a Payment Period (other than amounts refunded to the employee pursuant to Article 5) will be carried forward to the succeeding Payment Period.

Article 7 - Authorization for Entering the Plan.
-----------------------------------------------

     An employee may enter the Plan by filling out, signing and delivering to the Company an authorization:

     A. Stating the percentage to be deducted regularly from the employee's pay;

     B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

     C. Specifying the exact name in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

     Such authorization must be received by the Company at least 10 days before the beginning date of the next succeeding Payment Period.

     Unless an employee files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the employee has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

     The Company will accumulate and hold for the employee's account the amounts from his or her pay. No interest will be paid on these amounts.

Article 8 - Maximum Amount of Payroll Deductions.
------------------------------------------------

     An employee may authorize payroll deductions in an amount not less than .5% but not more than 10% of the employee's regular pay.

Article 9 - Change in Payroll Deductions.
----------------------------------------

     Deductions may not be increased or decreased during a Payment Period. However, an employee may withdraw in full from the Plan.

Article 10 - Withdrawal from the Plan.
-------------------------------------

     An employee may withdraw from the Plan in whole but not in part, at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to the Company, in which event the Company will promptly refund the entire balance of the employee's deductions not theretofore used to purchase stock under the Plan.

     To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least 10 days before the beginning date of the next Payment Period. The employee's re-entry into the Plan cannot, however, become effective before the beginning of the next Payment Period following his or her withdrawal. Employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, may not re-enter the Plan earlier than the Payment Period beginning six months following the date of withdrawal from the Plan by such employee.

Article 11 - Issuance of Stock.
------------------------------

     Certificates for stock issued to participants will be delivered as soon as practicable after each Payment Period.

     Stock purchased under the Plan will be issued only in the name of the employee, or if his or her authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

Article 12 - Adjustments.
------------------------

     Upon the happening of any of the following described events, an optionee's rights under options granted hereunder shall be adjusted as hereinafter provided:

     A. In the event shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of the Company's Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

     B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he or she is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which he or she would have received if he or she had been the holder of the shares as to which he or she is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to subsections A or B shall be made only to the extent that the Committee, based on advise of counsel for the Company, determines that such adjustments will not constitute a change requiring stockholder approval under Section 423(b)(2) of the Code.

     If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee shall, with respect to options then outstanding under this Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of the Company's Common Stock in connection with the Acquisition; or (ii) terminate all outstanding options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the options (determined as of the date of the Acquisition) over the Option Price thereof (determined with reference only to the first business day of the applicable Payment Period).

     The Committee shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

Article 13 - No Transfer or Assignment of Employee's Rights.
-----------------------------------------------------------

     An employee's rights under the Plan are the employee's alone and may not be transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution. Any option granted to an employee may be exercised, during the employee's lifetime, only by the employee.

Article 14 - Termination of Employee's Rights,
---------------------------------------------

     An employee's rights under the Plan will terminate when he or she ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status or for any other reason, except that if any employee is on a leave of absence from work during the last three months of any Payment Period, he or she shall be deemed to be a participant in the Plan on the last day of the Payment Period. A withdrawal notice will be considered as having been received from the employee on the day his or her employment ceases, and all payroll deductions not used to purchase stock will be refunded.

     If an employee's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the employee on the day the interruption occurs.

Article 15 - Termination and Amendments to Plan.
-----------------------------------------------

     The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded.

     The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the shareholders of the Company, no amendment may increase the number of shares that may be issued under the Plan or change the class of employees eligible to receive options under the Plan.

Article 16 - Limitations on Sale of Stock Purchased
---------------------------------------------------
Under the Plan.
--------------

     The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal or state securities laws; provided, however, that because of certain Federal tax requirements, each employee agrees by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant of the applicable option showing the number of such shares disposed of. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

Article 17 - Participating Subsidiaries.
---------------------------------------

     The term "participating subsidiaries" shall mean any subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the shareholders.

Article 18 - Optionees Not Shareholders.
---------------------------------------

     Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a shareholder of the shares covered by an option until such shares have been purchased by and issued to the employee.

Article 19 - Application of Funds.
---------------------------------

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

Article 20 - Governmental Regulations.
-------------------------------------

     The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares, including the Securities and Exchange Commission and the Internal Revenue Service.

     The Company intends to apply to the Internal Revenue Service for a ruling regarding the tax aspects of the Plan. If the Company does not receive a favorable tax ruling before the last day of the first Payment Period under the Plan, December 31, 1991, the Company reserves the right to rescind all options granted to employees on the first day of such Payment Period, in which event all payroll deductions will be promptly refunded to participating employees without interest.

Article 21 - Approval of Shareholders.
-------------------------------------

     The Plan shall be subject to approval by the holders of a majority of the shares of the Common Stock of the Company present or represented by proxy at a duly called meeting of shareholders, which approval must occur by April 22, 1992. The Plan was adopted by the Board of Directors on April 22, 1991 subject to approval by the shareholders. In the event that the approval of the shareholders is not received by April 22, 1992, any and all options granted prior to April 22, 1992 shall be rescinded, and the Company will promptly refund the entire balance of each participating employee's deductions. In addition, in such event the Plan will be deemed terminated as of April 22, 1992.

                                                                     Exhibit 4.1
                                DAVOX CORPORATION
                                 1996 STOCK PLAN
                                 ---------------


     1.  Purpose. The purpose of the Davox Corporation 1996 Stock Plan (the
         -------
"Plan") is to encourage key employees of Davox Corporation (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options."
Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

     2.  Administration of the Plan.
         --------------------------

     A.  Board or Committee Administration.  The Plan shall be administered by
         ---------------------------------
the Board of Directors of the Company (the "Board") or, subject to Paragraph 2D (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO.
The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

     B.  Committee Actions.  The Committee may select one of its members as its
         -----------------
chairman, and shall hold meetings at such time and places as it may determine.
A majority of the Committee
shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     C.  Grant of Stock Rights to Board Members.  Stock Rights may be granted to
         --------------------------------------
members of the Board. All grants of Stock Rights to members of the Board shall in all respects be made in accordance with the provisions of this Plan
applicable to other eligible persons.   Members of the Board who either (i) are
eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

D. Performance-Based Compensation. The Board, in its discretion, may take
---------------------------------
such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Stock Rights granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Stock Rights to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute Performance-Based Compensation.

     3.  Eligible Employees and Others.  ISOs may be granted only to employees
         -----------------------------
of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

     4.  Stock.  The stock subject to Stock Rights shall be authorized but
         -----
unissued shares of Common Stock of the Company, par value $.10 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is equal to the "Plan Share Limit" as defined below. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the unpurchased shares of Common Stock subject to such Option shall again be available for grants of Stock Rights under the Plan.

     For purposes of this Plan the "Plan Share Limit" shall be 900,000 shares, such total to include the number of shares that are available for grant, award or purchase under the Company's 1986 Stock Plan (the "Old Plan") at the time of expiration of the Old Plan.

     No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 500,000 shares of Common Stock during any fiscal year of the Company. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

     5.  Granting of Stock Rights.  Stock Rights may be granted under the Plan
         ------------------------
at any time on or after July 25, 1996 and prior to July 25, 2006. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

     6.  Minimum Option Price; ISO Limitations.
         -------------------------------------

     A.  Price for Non-Qualified Options, Awards and Purchases.  Subject to
         -----------------------------------------------------
Paragraph 2D (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan may be less than the fair market value of the Common Stock of the Company on the date of grant, provided that, in no event shall such exercise price or such purchase price be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. The Committee may, in its discretion, subject any Stock Right granted under the Plan to any terms or conditions necessary for compensation recognized in connection with the exercise of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute qualified performance-based compensation under Section 162(m) of the Code and applicable regulations promulgated thereunder.

     B.  Price for ISOs.  The exercise price per share specified in the
         --------------
agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply. The date of grant for purposes of this subparagraph shall mean the date that the Company or a Related Corporation completes the corporate action constituting an offer of stock for sale to an individual.

     C.  $100,000 Annual Limitation on ISO Vesting.  Each eligible employee may
         -----------------------------------------
be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options and the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

     D.   Determination of Fair Market Value.  If, at the time an Option is
          ----------------------------------
granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7.  Option Duration.  Subject to earlier termination as provided in
         ---------------
paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8.  Exercise of Option.  Subject to the provisions of Paragraphs 9 through
         ------------------
12, each Option granted under the Plan shall be exercisable as follows:

     A.  Vesting.  The Option shall either be fully exercisable on the date of
         -------
grant or shall become exercisable thereafter in such installments as the Committee may specify.

     B.  Full Vesting of Installments.  Once an installment becomes exercisable
         ----------------------------
it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

     C.  Partial Exercise.  Each Option or installment may be exercised at any
         ----------------
time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     D.  Acceleration of Vesting.  The Committee shall have the right to
         -----------------------
accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

     9.  Termination of Employment.  Unless otherwise specified in the agreement
         -------------------------
relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) three months after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10.  Death; Disability.
          -----------------

     A.  Death.  If an ISO optionee ceases to be employed by the Company and all
         -----
Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of
(i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

     B.  Disability.  If an ISO optionee ceases to be employed by the Company
         ----------
and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

     11.  Assignability.  No Stock Right shall be assignable or transferable by
          -------------
the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

     12.  Terms and Conditions of Options.  Options shall be evidenced by
          -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  Adjustments.  Upon the occurrence of any of the following events, an
          -----------
optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

     A.  Stock Dividends and Stock Splits.  If the shares of Common Stock shall
         --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     B.  Consolidations or Mergers.  If the Company is to be consolidated with
         -------------------------
or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

     C.  Recapitalization or Reorganization.  In the event of a recapitalization
         ----------------------------------
or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     D.  Modification of ISOs.  Notwithstanding the foregoing, any adjustments
         --------------------
made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

     E.  Dissolution or Liquidation.  In the event of the proposed dissolution
         --------------------------
or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     F.  Issuances of Securities.  Except as expressly provided herein, no
         -----------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     G.  Fractional Shares.  No fractional shares shall be issued under the Plan
         -----------------
and the optionee shall receive from the Company cash in lieu of such fractional shares.

     H.  Adjustments.  Upon the happening of any of the events described in
         -----------
subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     14.  Means of Exercising Options.  An Option (or any part or installment
          ---------------------------
thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or
(e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15.  Term and Amendment of Plan.  This Plan was adopted by the Board on
          --------------------------
July 25, 1996, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to July 25, 1997, any grants of ISOs under the Plan made prior to that date shall be Non-Qualified Options. The Plan shall expire at the end of the day on July 24, 2006 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The

Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee.

     16.  Modifications of ISOs; Conversion of ISOs into Non-Qualified Options.
          --------------------------------------------------------------------
Subject to Paragraph 13D, without the prior written consent of the holder of an ISO, the Committee shall not alter the terms of such ISO (including the means of exercising such ISO) if such alteration would constitute a modification (within the meaning of Section 424(h)(3) of the Code). The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. Upon the taking of such action, the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

     17.  Application of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18.  Notice to Company of Disqualifying Disposition.  By accepting an ISO
          ----------------------------------------------
granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

     19.  Withholding of Additional Income Taxes.  Upon the exercise of a Non-
          --------------------------------------
Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

     20.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

     21.  Governing Law.  The validity and construction of the Plan and the
          -------------
instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                                AMENDMENT NO. 1
                                     TO THE
                               DAVOX CORPORATION
                                1996 STOCK PLAN


     Pursuant to action taken by the Board of Directors of Davox Corporation (the "Corporation") on April 27, 1997, the Corporation's 1996 Stock Plan (the "Plan") is amended effective as of such date by:

1. Amending and restating Section 6(A) thereof so that said Section 6(A) shall read in its entirety as follows:

"A.  Price for non-Qualified Options, Awards and Purchases.  Subject to
     -----------------------------------------------------
Paragraph 2D (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan may be less than the fair market value of the Common Stock of the Company on the date of grant, provided that (i) in no event shall such exercise price or such purchase price be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized, (ii) options representing the right to purchase in the aggregate a maximum of ten percent (10%) of the number of shares authorized under the Plan (as set forth in Section 4 hereof) may be granted with exercise prices below fair market value, and (iii) no option may be granted with an exercise price of less than eighty-five percent (85%) of fair market value. The Committee may, in its discretion, subject any Stock Right granted under the Plan to any terms or conditions necessary for compensation recognized in connection with the exercise of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute qualified performance-based compensation under
Section 162(m) of the Code and applicable regulations promulgated thereunder."

Except as modified hereby, the Plan shall remain in full force and effect.

                                AMENDMENT NO. 2
                                     TO THE
                               DAVOX CORPORATION
                                1996 STOCK PLAN


     Pursuant to actions taken by the Board of Directors of Davox Corporation (the "Corporation"), the Corporation's 1996 Stock Plan (the "Plan") is amended as follows:

1. Amending Section 4 thereof to increase the Plan Share Limit so that the aggregate number of shares which may be issued pursuant to the Plan is increased to 1,950,000 shares.

Except as modified hereby, the Plan shall remain in full force and effect.

                                AMENDMENT NO. 3
                                     TO THE
                               DAVOX CORPORATION
                                1996 STOCK PLAN


     Pursuant to action taken by the Board of Directors of Davox Corporation (the "Corporation") on July 23, 1998, the Corporation's 1996 Stock Plan (the "Plan") is amended effective as of such date by:

     1. Amending and restating the first (1st) sentence of Section 2(C) of the Plan so that said sentence shall read in its entirety as follows:

     "Stock Rights may be granted to members of the Board who are also employees of the Company; members of the Board who are not employees of the Company shall not be eligible to receive Stock Rights."

     2. Amending and restating the second (2nd) sentence of Section 3 of the Plan so that said sentence shall read in its entirety as follows:

     "Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (provided such director is also an employee) or consultant of the Company or any Related Corporation."

     3. Amending and restating the fifth (5th) sentence of Section 15 of the Plan so that said sentence shall read in its entirety as follows:

     "The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph
     13); (b) the provisions of paragraph 3 regarding eligibility for grants of Stock Rights may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13);
     (d) the expiration date of the Plan may not be extended; (e) the exercise price of more than ten percent (10%) of outstanding ISOs may not be reduced; and (f) benefits under the Plan and the group of persons eligible to receive Stock Rights under the Plan may not be increased."

     Except as modified hereby, the Plan shall remain in full force and effect.

                                AMENDMENT NO. 4
                                     TO THE
                               DAVOX CORPORATION
                                1996 STOCK PLAN


     Pursuant to action taken by the Board of Directors of Davox Corporation (the "Corporation") on January 26, 1999, the Corporation's 1996 Stock Plan (the "Plan") is amended effective as of such date by:

1. Amending Section 4 thereof to increase the Plan Share Limit so that the aggregate number of shares which may be issued pursuant to the Plan is increased to 2,700,000 shares.

Except as modified hereby, the Plan shall remain in full force and effect.

                               DAVOX CORPORATION
            PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Alphonse M. Lucchese and James F. Mitchell and each or either of them, proxies with full power of substitution to vote all shares of stock of Davox Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 4, 2000, at 10:00 a.m. at the offices of the Company, 6 Technology Park Drive, Westford, Massachusetts, and at any adjournment thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement relating thereto dated March 31, 2000, a copy of which has been received by the undersigned. This Proxy when properly executed will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of directors and FOR proposals 1, 2, 3, 4 and 5.

                        (To be signed on reverse side.)
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                        Please date, sign and mail your
                     proxy card back as soon as possible.

                        Annual Meeting of Stockholders
                               DAVOX CORPORATION

                                  May 4, 2000

                Please Detach and Mail in the Envelope Provided

A       Please mark your
   [X]  votes as in this
        example.

                    FOR    WITHHOLD  Nominees:  A.M. Lucchese                                                FOR  AGAINST  ABSTAIN
To fix the number                               M.D. Kaufman    2. To approve an increase in the number of
of directors        [_]      [_]                R.S. Asen          shares available for issuance under the
constituting the                                                   Company's 1996 Stock Plan to 3,350,000.   [_]    [_]      [_]
Board of Directors
at three and to elect a Board of                                3. To approve an increase in the number of
Directors for the ensuing year.                                    shares available for issuance under the
                                                                   Company's 1991 Employee Stock Purchase
INSTRUCTIONS: To withhold for a                                    Plan to 450,000.                          [_]    [_]      [_]
specific nominee, write that
nominee's name on the space                                     4. To ratify the selection of the firm of
provided.                                                          Arthur Andersen LLP as auditors for the
                                                                   Company for the fiscal year ending
-------------------------------------                              December 31, 2000.                        [_]    [_]      [_]

                                                                5. To consider and act upon any other
                                                                   matters that may properly be brought
                                                                   before the Annual Meeting of
                                                                   Stockholders of the Company.              [_]    [_]      [_]


SIGNATURE(S)                                SIGNATURE IF HELD JOINTLY                               DATED                    2000
            -------------------------------                          ------------------------------      --------------------

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.